EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul G. Laird, Chief Executive Officer, and I, Les Bates, Chief Financial Officer, of New Frontier Energy, Inc. (the "Company") certify that:

1. I have reviewed the annual report on Form 10-KSB of New Frontier Energy, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

3. Based on my knowledge, the financial statements and other financial information included in this annual report fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this annual report.

Date: May 23, 2008
                                   /s/ Paul G. Laird
                                   --------------------------------------
                                   Paul G. Laird, Chief Executive Officer


                                   /s/ Les Bates
                                   --------------------------------------
                                   Les Bates, Chief Financial Officer

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